UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 1, 2011 (July 29, 2011)

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

The information required by this Item is included in Item 2.01 below and is incorporated into this Item 1.01 by reference.

Item 2.01  Completion of Acquisition of Disposition of Assets

On July 29, 2011 (the “Effective Date”), Signature Group Holdings, Inc., a Nevada corporation (the “Company”) completed the acquisition (the “Acquisition”) of North American Breaker Company, Inc., a California corporation (“NABCO”). The Acquisition was completed pursuant to the terms of a Stock Purchase Agreement, dated as of July 29, 2011 (the “Purchase Agreement”), by and among the Company, NABCO and the two shareholders of NABCO (the “Selling Shareholders”).

Pursuant to the Purchase Agreement, the Company acquired 100% of the common stock of NABCO for (i) a cash payment of $23.5 million by the Company to the Selling Shareholders on the Effective Date; (ii) an aggregate of $5.0 million in 6.0% subordinated, unsecured promissory notes that have a term of 4.5 years issued by NABCO to the Selling Shareholders on the Effective Date; (iii) an aggregate of 3.0 million shares of the Company’s common stock, which has an estimated value of $2.0 million based on the average of the closing prices of the Company’s common stock for the twenty-day period prior to the Effective Date as reported on the OTC Pink Sheets, issued to the Selling Shareholders on the Effective Date; and (iv) a potential earn-out payment of up to $4.0 million that may become payable by the Company to the Selling Shareholders upon NABCO reaching certain earnings before interest, taxes, depreciation, and amortization milestones for the fiscal year ended December 31, 2012.

On the Effective Date, each of the Selling Shareholders also entered into non-competition agreements and standstill agreements with the Company and consulting agreements with NABCO (collectively, the “Ancillary Agreements”). Pursuant to the Ancillary Agreements, each of the Selling Shareholders has agreed (i) not to solicit NABCO’s employees or solicit NABCO’s customers or clients, (ii) not to engage, directly or indirectly, in any competitive business with NABCO, (iii) to certain transfer restrictions and corporate governance requirements with respect to the Company’s shares of common stock, and (iv) to provide certain consulting services to NABCO for a period of 2 years, unless terminated earlier by either party, for an annual compensation in the amount of $250,000 per year.

The Purchase Agreement contains customary representation, warranties and covenants by NABCO, the Selling Shareholders and the Company.  The representations and warranties in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Purchase Agreement by disclosures that were made to the other party in connection with the negotiation of the Purchase Agreement; (iii) may apply contractual standards of “materiality” or “Material Adverse Effect” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the Company or NABCO.

The Company used its existing cash resources to make the upfront payment under the Purchase Agreement.  The Company plans to assist NABCO in raising a senior secured credit facility, which is expected to be secured by the assets of NABCO, in the coming months.  The proceeds of such senior secured credit facility, if any, will be used to repay part of the Company’s cash payment and to provide for general working capital needs of NABCO.  While the Company believes NABCO is a viable candidate for senior secured financing in today’s credit environment, no assurances can be given that such financing will be available to NABCO, or available at commercial reasonable terms and rates.

NABCO will operate as a wholly owned subsidiary of the Company.

The foregoing description of the Purchase Agreement is qualified in its entirety by the terms of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to: general economic conditions may be worse than expected; competition among other companies with whom we compete may increase significantly; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; and the outcome of litigation concerning certain causes of action of the Company. Additional information on these and other factors is contained in the Company’s Securities and Exchange Commission filings. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this Current Report on Form 8-K.

Item 8.01  Other Events.

On July 29, 2011, the Company issued a press release announcing the Acquisition. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(b) Pro Forma Financial Information.
In accordance with Item 9.01(b)(2) of Form 8-K, the financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(d) Exhibits.

Exhibit No.	Title
2.1	Stock Purchase Agreement, dated July 29, 2011, among Signature Group Holdings, Inc., North American Breaker Company, Inc. and the shareholders of North American Breaker Company, Inc.*
99.1	Press Release, dated July 29, 2011, issued by Signature Group Holdings, Inc. announcing the acquisition of North American Breaker Company, Inc.
________________

*	Schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request, have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

By: /s/ Kyle C. Ross
Name: Kyle C. Ross
Title: Executive Vice President and Interim Chief Financial Officer

Dated August 1, 2011